EXHIBIT 10.1

                                    EXHIBIT A
                        MICROCHIP TECHNOLOGY INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                 ENROLLMENT FORM

PLEASE PRINT AND COMPLETE ALL INFORMATION BELOW:

Full name:                                                   Badge #:
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                   Last            First                M

Home Address:
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Social Security Number:                                 Date of Hire:
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                              SECTION I - ELECTION
CHOOSE ONE:

     I hereby DECLINE to participate in the Employee Stock Purchase Plan for this semi-annual participation period.

     I hereby AUTHORIZE Microchip Technology Inc. to deduct the following amount from my salary each pay period (gross salary).

     CIRCLE ONE:  1%    2%    3%    4%    5%    6%    7%    8%    9%    10%

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SECTION II - BENEFICIARY  (FOR PAYROLL  DEDUCTED,  CASH BALANCE OF CONTRIBUTIONS
PRIOR TO A PURCHASE)

I understand that if I am married, my spouse shall automatically be my designated beneficiary unless I elect otherwise and my spouse consents to such election. When more than one beneficiary is designated, if the percentage is not specified, payment will be made in equal dollars to each surviving beneficiary, or all to the last surviving beneficiary.

PRIMARY BENEFICIARY

I hereby designate the following person(s) as primary beneficiary of my payroll deduction account under the Plan payable by reason of my death.

     NAME                               RELATIONSHIP OF BENEFICIARY   PERCENTAGE

     --------------------------------   ---------------------------   ----------

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CONTINGENT BENEFICIARY

In the event that there is no living primary beneficiary at my death, I hereby designate the following person(s) as contingent beneficiary of my payroll deduction account.

     NAME                               RELATIONSHIP OF BENEFICIARY   PERCENTAGE

     --------------------------------   ---------------------------   ----------

     --------------------------------   ---------------------------   ----------

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SUBSCRIPTION DATE: MARCH 1, 2002


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SIGNATURE OF EMPLOYEE                                       DATE

***TWO-SIDED DOCUMENT****

SECTION III- CONSENT OF SPOUSE

Note: If your spouse is not your Designated Primary Beneficiary, then this Designation of beneficiary is invalid without the consent of your spouse unless your spouse waived the right to consent to any change in the beneficiary designation under a prior beneficiary designation.

I acknowledge that I am the spouse of the Participant named on the reverse side of this form. I hereby certify that I have read this Designation of Beneficiary Form and understand that I possess a beneficial interest in my spouse's payroll deduction account under the Plan if I survive him/her. I hereby acknowledge and consent to the Designation of Beneficiary on the reverse side of this form. My consent shall be irrevocable unless my spouse subsequently changes the designation of beneficiary.

If my spouse changes the designation, (Choose A or B):

     (A) I understand I must sign a new consent to the new designation for it to be effective.

     (B) I waive my right to consent to any future change in designation. I understand I have the right to restrict my consent only to the beneficiary designated on the reverse side of this form by checking box (A.)

I have executed this consent this ______ day of _________________ ,   20____ .


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Signature of Participant's Spouse

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